SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


FEDERATED MUNICIPAL TRUST
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X ]No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------
      3) Filing Party:
         ---------------------------------------------------------------
      4) Date Filed:




KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Connecticut Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Connecticut Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CONNECTICUT MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., PETER E. MADDEN AND JOHN E. MURRAY, JR., AS TRUSTEES OF THE TRUST

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your Shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your Shares will be voted for the remaining nominees.

     PROPOSAL 2 TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 3 TO APPROVE OR DISAPPROVE CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                       _____________________
this card as soon as possible.                         Date
Mark with an X in the box.                             _____________________
                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Massachusetts Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Massachusetts Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MASSACHUSETTS MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., PETER E. MADDEN AND JOHN E. MURRAY, JR., AS TRUSTEES OF THE TRUST

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your Shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your Shares will be voted for the remaining nominees.

     PROPOSAL 2 TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 3 TO APPROVE OR DISAPPROVE CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                    _____________________
this card as soon as possible.                      Date
Mark with an X in the box.                          _____________________
                                                    Signature

                                                        ------------------------
                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Pennsylvania Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Pennsylvania Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PENNSYLVANIA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., PETER E. MADDEN AND JOHN E. MURRAY, JR., AS TRUSTEES OF THE TRUST

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your Shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your Shares will be voted for the remaining nominees.

     PROPOSAL 2 TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 3 TO APPROVE OR DISAPPROVE THE REMOVAL OF THE FUNDAMENTAL INVESTMENT POLICY, OF THE FUND ON ITS INTENTION TO ENGAGE IN PORTFOLIO TRADING

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 4 TO APPROVE OR DISAPPROVE CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                _____________________
this card as soon as possible.                  Date
Mark with an X in the box.                      _____________________
                                                Signature

                                                        ------------------------
                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Ohio Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Ohio Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF OHIO MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., PETER E. MADDEN AND JOHN E. MURRAY, JR., AS TRUSTEES OF THE TRUST

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your Shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your Shares will be voted for the remaining nominees.

     PROPOSAL 2 TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 3 TO APPROVE OR DISAPPROVE CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                    _____________________
this card as soon as possible.                      Date
Mark with an X in the box.                          _____________________
                                                    Signature

                                                        ------------------------
                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.





                           PRELIMINARY PROXY STATEMENT


                            FEDERATED MUNICIPAL TRUST

                        CONNECTICUT MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                            OHIO MUNICIPAL CASH TRUST
                        PENNSYLVANIA MUNICIPAL CASH TRUST


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1998

      A special meeting of the shareholders of Federated Municipal Trust (the "Trust") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:30 p.m. (Eastern time), on April 23, 1998, for the following purposes:


            (1)   TO ELECT FOUR TRUSTEES.

            (2)   TO MAKE CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES:

     (A) TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS;

                  (B) TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE ABILITY OF PENNSYLVANIA MUNICIPAL CASH TRUST TO ENGAGE IN PORTFOLIO TRADING; AND

                  (C) TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE FUNDS' ABILITY TO INVEST IN RESTRICTED SECURITIES.

     (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The Board of Trustees has fixed February 24, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Trustees



                                                John W. McGonigle
                                                Secretary


March 9, 1998


     SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

            YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PRELIMINARY PROXY STATEMENT


                            FEDERATED MUNICIPAL TRUST

                        CONNECTICUT MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                            OHIO MUNICIPAL CASH TRUST
                        PENNSYLVANIA MUNICIPAL CASH TRUST

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the funds listed above (each fund individually referred to as a "Fund" or collectively as the "Funds") to be held on April 23, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:30 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Funds or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of shares held of record by such persons.

At its meeting on November 20, 1997, the Board reviewed both the Declaration of Trust and the investment policies of the Funds and approved changes to them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 9, 1998, to shareholders of record at the close of business on February 24, 1998 (the "Record Date").

      The following table sets forth the number of shares of beneficial interest ("Shares") of each Fund, by class, which were outstanding as of the Record Date, each Share being entitled to one vote.

                                                      NUMBER OF SHARES
                                                      ___OUTSTANDING___
CONNECTICUT MUNICIPAL CASH TRUST
  Institutional Service Shares

MASSACHUSETTS MUNICIPAL CASH TRUST
  Boston 1784 Funds Shares
  Institutional Service Shares

OHIO MUNICIPAL CASH TRUST
  Cash II Shares
  Institutional Service Shares
  Institutional Shares

PENNSYLVANIA MUNICIPAL CASH TRUST
  Cash Series Shares
  Institutional Service Shares
  Institutional Shares

      The Trust's annual prospectuses, which include audited financial statements for the fiscal year ended October 31, 1997, were previously mailed to shareholders. Requests for reports or other information may be made in writing to the Trust's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                            ELECTION OF FOUR TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr. as Trustees of the Trust. All of the nominees are presently serving as Trustees. Please see "Information about the Trust" for current biographical information about Messrs. Bigley, Conroy, Madden and Murray.

     Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on February 14, 1995, also to fill vacancies resulting from the decision to expand the size of the Board.

      All Nominees have consented to continue to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      If any nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

                APPROVAL OR DISAPPROVAL OF CHANGES TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have approved, and have authorized the submission to the Funds' shareholders for their approval, the removal, amendment, and/or reclassification of certain of the Funds' fundamental policies.

      The proposed amendments would:

     (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

       (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

      (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

      By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.


              TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON
                       DIVERSIFICATION OF ITS INVESTMENTS

     THIS PROPOSAL IS TO BE CONSIDERED ONLY BY SHAREHOLDERS OF CONNECTICUT MUNICIPAL CASH TRUST, MASSACHUSETTS MUNICIPAL CASH TRUST, AND PENNSYLVANIA MUNICIPAL CASH TRUST


      Each of the Funds is currently bound by a fundamental investment policy that limits their investments so that no one investment exceeds a specific percentage of Fund assets at the end of any fiscal quarter as follows:

     o with respect to the Funds' total assets, no more than 25% of those assets may be invested in the securities of a single issuer; and

     o with respect to at least 50% of the Funds' assets, no more than 5% of those assets may be invested in the securities of a single issuer.

      When the current policy was adopted, the Funds were classified as non-diversified portfolios since they had to be invested more heavily in the securities of fewer issuers.

      In 1996, the SEC amended Rule 2a-7, under the 1940 Act, which governs the operations of money market funds. The amendments established specific diversification requirements for money market funds which are more restrictive than, and supersede, the Funds' current policies. Since the Funds are money market funds which rely on amortized cost valuation of their portfolio securities to attempt to maintain a $1.00 net asset value, they have complied with the Rule 2a-7 diversification requirements since their adoption and intend to continue to comply with them. Therefore, the Trustees propose to remove the Funds' current diversification policies because they are obsolete in light of the requirements of Rule 2a-7 and follow the investment policy that the Funds will comply with Rule 2a-7.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                 TO REMOVE THE FUNDAMENTAL INVESTMENT POLICY OF
               PENNSYLVANIA MUNICIPAL CASH TRUST ON ITS INTENTION
                         TO ENGAGE IN PORTFOLIO TRADING


      The Fund's current fundamental investment policy regarding portfolio trading is as follows:

      "The Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary its investments, except to: (i) eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund; (ii) honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases; (iii) maintain a constant net asset value per unit pursuant to, and in compliance with, an order or rule of the United States Securities and Exchange Commission;
      (iv) reinvest the earnings from securities in like securities; or (v) defray normal administrative expenses (the "Pennsylvania Investment Restrictions")."

      When the Trust adopted this investment policy, it was done to ensure that the tax-exempt status of interest earned on investments in the Trust would flow-through to its shareholders. On February 1, 1994, Pennsylvania enacted legislation which clearly addressed the flow-through status of interest and, thus, eliminated the need for the above policy. Therefore, the Trustees are recommending that the policy be removed.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                        REMOVAL OF CERTAIN OF THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA, the securities laws of several states had prohibited an investment company whose shares would be sold in those states from investing in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below which can be changed only upon the approval of shareholders. Since these prohibitions are no longer required under state law, the management of the Funds has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities which are permitted investments and which are consistent with its investment objective and policies.


     TO AMEND AND TO CHANGE FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUNDS' ABILITY TO INVEST IN RESTRICTED SECURITIES

      Each Fund's current policy on restricted securities reads as follows:

      "The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933."

      This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Funds, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Funds' portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID, and can be purchased without jeopardizing the liquidity of the Funds' portfolio.

      Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Futhermore, rules adopted by the Securities and Exchange Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

      The Funds' current policy prevents the Funds from acquiring a restricted security that may be viewed by the adviser as liquid, other than Section 4(2) commercial paper. If this proposal is approved, the Funds will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity and each Fund's operating policy on restricted securities would read substantially as follows:

      "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."


If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Funds' net assets in accordance with the Funds' current policy on investing in illiquid securities.

      If shareholders do not approve the removal of the policy on restricted securities, the Funds will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST


PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals except for the election of Trustees.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding Shares of the Funds, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. If a quorum is not present, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of those Shares affected by the adjournment represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

ABOUT THE ELECTION OF TRUSTEES

      When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding Shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

Trustees standing for election and Trustees previously elected are listed below with their addresses, birthdates, present positions with the Trust, and principal occupations during the past five years.


TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

     Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


JOHN T. CONROY, JR.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Trustee

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

PETER E. MADDEN
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


JOHN E. MURRAY, JR., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


PREVIOUSLY ELECTED TRUSTEES

JOHN F. DONAHUE#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


GLEN R. JOHNSON
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 29, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


WILLIAM J. COPELAND
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


JAMES E. DOWD
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


LAWRENCE D. ELLIS, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


EDWARD L. FLAHERTY, JR.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


WESLEY W. POSVAR
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


 MARJORIE P. SMUTS
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

     Public Relations/Marketing/Conference Planning; Director or Trustee of the Funds.

     * This Trustee is deemed to be an "interested person" as defined in the 1940 Act.

# Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.



As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.


SHARE OWNERSHIP OF THE TRUST

Officers and Trustees of the Trust owns less than 1% of the Trust's outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Shares of each Fund:



TRUSTEE COMPENSATION

                         AGGREGATE
NAME,                  COMPENSATION
POSITION WITH              FROM                  TOTAL COMPENSATION PAID
TRUST                     TRUST*#                   FROM FUND COMPLEX

John F. Donahue,            $0          $-0- for the Trust and
Chairman and Trustee                    56 other investment companies in the Complex

Glen R. Johnson             $0          $0 for the Trust and
President and Trustee                   18 other investment companies in the Complex

Thomas G. Bigley        $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John T. Conroy          $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

William J. Copeland     $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

James E. Dowd           $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Edward L. Flaherty, Jr. $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Peter E. Madden         $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John E. Murray, Jr.     $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Wesley W. Posvar        $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Marjorie P. Smuts       $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex



* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

  The information is provided for the last calendar year.

      During the fiscal year ended October 31, 1997, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

      Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Funds' accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Funds' procedures for internal auditing, and reviewing the Funds' system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended October 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

GLEN R. JOHNSON
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. CHRISTOPHER DONAHUE
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


EDWARD C. GONZALES
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

JOHN W. MCGONIGLE
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


RICHARD B. FISHER
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

None of the Officers of the Trust received salaries from the Trust during the fiscal year ended October 31, 1997.

      Officers and Trustees own less than 1% of the Trust's outstanding Shares.

      Federated Services Company, a subsidiary of Federated Investors, is the Funds' administrator and provides administrative personnel and services to the Funds for a fee as described in the prospectus. For the fiscal year ended October 31, 1997, Federated Services Company earned the amounts set forth below:

Connecticut Municipal Cash Trust          $199,252
Massachusetts Municipal Cash Trust        $158,069
Ohio Municipal Cash Trust                 $273,333
Pennsylvania Municipal Cash Trust         $251,689


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Funds is not required, and do not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Municipal Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.



  SHAREHOLDERS                                          ARE REQUESTED TO
                                                        COMPLETE, DATE AND SIGN
                                                        THE ENCLOSED PROXY CARD
                                                        AND RETURN IT IN THE
                                                        ENCLOSED ENVELOPE, WHICH
                                                        NEEDS NO POSTAGE IF
                                                        MAILED IN THE UNITED
                                                        STATES.


                                                        By Order of the Trustees


                                                               John W. McGonigle
                                                                       Secretary
                                                                   March 9, 1998





Cusip 314229105 Cusip 314229303 Cusip 314229832 Cusip 314229659 Cusip 314229840
Cusip 314229857 Cusip 314229881 Cusip 314229204 Cusip 314229717

_____________ (3/98)











                            FEDERATED MUNICIPAL TRUST

                        CONNECTICUT MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                            OHIO MUNICIPAL CASH TRUST
                        PENNSYLVANIA MUNICIPAL CASH TRUST

                              IMPORTANT INFORMATION
                           FOR FEDERATED SHAREHOLDERS

Dear Fellow Shareholder:

Federated Municipal Trust will hold a special meeting of shareholders on April 23, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy in its entirety; the explanations it includes will help you decide upon the issues.

YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include the election of Trustees and changes to the Funds' fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
The Trustees are devoted to serving the needs of its shareholders, and the Board is responsible for managing the Funds' business affairs to meet those needs. The Board represents the shareholders of the Funds and can exercise all of the Funds' powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. As candidates for election, individuals are chosen who have a distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation, with the best interest of the Funds' shareholders in mind.

The Proxy includes a brief description of each nominee's background and current position with the Funds.

WHY ARE THE FUNDS' "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets can be enhanced and investment opportunities increased.

The proposed amendments will:

     i. simplify and modernize the policies that are required to be "fundamental" by the Investment Company Act of 1940;

     ii. reclassify fundamental policies no longer required by the 1940 Act as operating policies, which do not require a vote of shareholders to change; and

     iii. remove any fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Funds and their shareholders.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING CHANGED TO "OPERATING" POLICIES? Operating policies do not require shareholder approval to be changed. This permits the Funds' Board additional flexibility in determining whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?
You may vote in person at the special meeting of shareholders or, if you are unable to attend, simply vote, sign, and return the enclosed Proxy Card. It is important that your vote be received by DATE.

     WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT? Call your Fund Representative or a Federated Client Service Representative. The toll-free number is 1-800-341-7400.




                                  After careful consideration, the Board of
                                   Trustees has unanimously approved these
                                   proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.